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                                                                  Exhibit 10(ah)



                                AMENDMENT NO. 1
                                      TO
                         SALARY CONTINUATION AGREEMENT


          This AMENDMENT NO. 1 ("Amendment No. 1") is between THE NATIONAL BANK OF SUSSEX COUNTY (the "Bank"), and Gregory W. A. Meehan (the "Executive").
                                   --------------------

          WHEREAS, The Bank and the Executive have entered into The National Bank of Sussex County Salary Continuation Agreement dated as of December 17, 1996 (the "Agreement"), the terms defined therein, being used herein, as therein defined unless the context requires otherwise; and

          WHEREAS, the Bank and the Executive desire to amend the Agreement as hereinafter provided for the purpose of making adjustments to certain provisions contained therein.
          The parties hereto agree that the Agreement is, effective as of the date hereof, hereby amended as follows:

          1. Article 1 of the Agreement is amended by deleting the provision contained in Section 1.1.7, entitled "Early Retirement Date," and substituting for such provision the following:

              "'Early Retirement Date' means the date in which the Executive attains age 62 and completes 11 years of service."

          2. Article 1 of the Agreement is amended by deleting Section 1.1.13, entitled "Change of Control."

          3. Article 2 of the Agreement is amended by deleting the provision contained in Section 2.1.1.1., entitled "Social Security Benefits," and substituting for such provision the

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following:

               "Section 2.1.1.1. Social Security Benefits. The monthly unreduced primary (not family) retirement benefits under the United States Social Security Act that the Executive would be eligible for if an application for such benefits were made as of the Executive's 65/th/ birthday, assuming the Executive had earnings at or above the maximum contribution and benefit base under Section 230 of the United States Social Security Act for his working career (For purposes of this Section 2.1.1.1, if Executive's Termination of Employment under this Agreement occurs prior to Executive's attainment of age 65 the calculation of the Social Security benefit under this Section 2.1.1.1 shall be based on the maximum social security benefit payable to an age 65 fully insured individual as of the date of the Executive's Termination of Employment, increased by 3% per year to the date the Executive would have attained age 65)."


          4. Article 2 of the Agreement is further amended by deleting Sections 2.1.3, 2.2.3, 2.3.3, and 2.5.3, respectively.

          5. Article 2 of the Agreement is further amended by deleting Sections, 2.4, 2.4.1, 2.4.2, and 2.4.3 and replacing them with the following:

          "2.4-Intentionally Deleted."

          6.  Article 3 of the Agreement is amended by deleting Section 3.1.3.

          7. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          8. This amendment No. 1 shall be governed by, and construed in accordance with the laws of the State of New Jersey, except to the extent preempted by the laws of the United States of Amercia.

          IN WITNESS WHEREOF, the Executive and a duly authorized officer of the Bank and the Company have caused this Amendment No. 1 to be executed as of the 15/th/ day of April, 1997 in several counterparts (each of which is an original and all of which are identical).

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Each of the counterparts of this Amendment No. 1 so executed shall, for all purposes, be deemed to be an original, and all such counterparts together shall constitute but one in the same instrument.

EXECUTIVE                     BANK

                              THE NATIONAL BANK OF SUSSEX COUNTY



\GREGORY W. A. MEEHAN         BY: \CHARLES L. LAIN
---------------------             ------------------
                                  NAME: CHARLES L. LAIN
                                  TITLE: CHAIRMAN OF THE BOARD



                              AGREED AND CONSENTED TO:

                              HIGH POINT FINANCIAL CORP.



                              BY:\CHARLES L. TICE
                                 ------------------
                                  NAME:  CHARLES L. TICE
                                  TITLE: CHAIRMAN OF THE BOARD

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